UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2007

NATIONAL COAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road
Knoxville, Tennessee 37923
(Address of Principal Executive Offices/Zip Code)

(865) 690-6900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 3.02.	Unregistered Sales of Equity Securities

On November 5, 2007, a holder of twenty shares of National Coal Corp.’s Series A convertible preferred stock with liquidation preferences totaling $300,000 and unpaid dividends totaling approximately $12,004 converted such shares by their terms into 53,887 shares of our common stock. The issuance of these securities was exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(9) of the Securities Act.

This holder was also provided with an inducement to convert its shares of Series A convertible preferred stock in the form of an additional 50,115 shares of common stock with an aggregate market value of approximately $156,359. The issuance of these securities was exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.

Date: November 9, 2007	By:	/s/ T. Michael Love
T. Michael Love Chief Financial Officer